UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2015

CREDIT ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road Southfield, Michigan	48034-8339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248-353-2700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 25, 2015, Credit Acceptance Corporation (the “Company”) issued press releases announcing (i) that the Company plans to offer $250 million of senior notes due 2023 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Offering”), and (ii) the pricing of $250 million of the Company’s 7.375% senior notes due 2023 in the Offering. The press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated March 25, 2015 announcing senior notes offering.

99.2	Press release dated March 25, 2015 announcing pricing of senior notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: March 25, 2015	By:	/s/ Douglas W. Busk
Douglas W. Busk
Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 25, 2015 announcing senior notes offering.

99.2	Press release dated March 25, 2015 announcing pricing of senior notes offering.